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                        _______________________________


                     WARRANT REGISTRATION RIGHTS AGREEMENT


                          Dated as of August 24, 1998

                                by and between

                      MRS. FIELDS' HOLDING COMPANY, INC.

                         CAPRICORN INVESTORS II, L.P.

                           JEFFERIES & COMPANY, INC.

                                      and

                          BT ALEX. BROWN INCORPORATED


                        _______________________________


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

          This Warrant Registration Rights Agreement (the "AGREEMENT") is made
                                                           ---------
and entered into as of August 24, 1998, by and between Mrs. Fields' Holding Company, Inc., a Delaware corporation (the "COMPANY"), Capricorn Investors II,
                                            -------
L.P. ("CAPRICORN") (only with respect to Sections 11 and 12 of this Agreement)
       ---------
and Jefferies & Company, Inc. and BT. Alex Brown Incorporated (the "INITIAL
                                                                    -------
PURCHASERS"), who have agreed to purchase an aggregate of 55,000 Units each
----------
consisting of $1,000 in aggregate principal amount at maturity of the Company's 14% Senior Discount Note due 2005 (the "NOTES") and warrants (the "WARRANTS") to
                                        -----                      --------
purchase 3.14411 shares of the Company's Common Stock (the "WARRANT SHARES"),
                                                            --------------
pursuant to the Purchase Agreement (as defined below).

          This Agreement is made pursuant to the Purchase Agreement (the

"PURCHASE AGREEMENT"), dated as of August 13, 1998, by and between the Company
-------------------
and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Units, the Company and Capricorn have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Indenture (as defined below).

          The parties hereby agree as follows:

SECTION 1.DEFINITIONS.

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          ACT:  The Securities Act of 1933, as amended.
          ---

          AFFILIATE:  As defined in Rule 144 of the Act.
          ---------

          BUSINESS DAY:  Any day except a Saturday, Sunday or other day in the
          ------------
City of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

          CLOSING DATE:  The date hereof.
          ------------

          COMMISSION:  The Securities and Exchange Commission.
          ----------

          COMMON STOCK:  The common stock, par value $0.001 per share, of the
          ------------
Company.

          DEMAND REGISTRATION:  As defined in Section 5 of this Agreement.
          -------------------

          EXCHANGE ACT:  The Securities Exchange Act of 1934, as amended.
          ------------

          EXCHANGE OFFER:  As defined in the Registration Rights Agreement,
          --------------
dated the Closing Date, between the Company and the Initial Purchaser with respect to the Notes.

          HOLDERS:  As defined in Section 2 hereof.
          -------

          INDENTURE:  The Indenture, dated the Closing Date, between the Company
          ---------
and The Bank of New York, as trustee (the "TRUSTEE"), relating to the Notes, as
                                           -------
such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          INITIATING HOLDERS:  One or more Holders owning individually or in the
          ------------------
aggregate not less than the Requisite Securities.

          PERSON:  Any individual, corporation, partnership, joint venture,
          ------
association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          PIGGY-BACK REGISTRATION.  As defined in Section 6 of this Agreement.
          -----------------------

          PROSPECTUS:  The prospectus included in a Registration Statement at
          ----------
the time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

          PRO RATA PORTION: With reference to any Holder at any time, a
          ----------------
fraction, the numerator of which is the number of Warrant Shares then issued and outstanding and held by such Holder or issuable to such Holder upon exercise of the Warrants and which such Holder commits to exercise in connection with the transaction giving rise to the determination of "Pro Rata Portion", and the denominator of which is the aggregate number of Warrant Shares then issued and outstanding held by the Holder taken together or issuable upon exercise of the Warrants and which the Holders commit to exercise in connection with the transaction giving rise to the determination of "Pro Rata Portion" taken together.

          PUBLIC EQUITY OFFERING:  A public offering registered under the
          ----------------------
Securities Act (except for any registration pursuant to Form S-8) of common stock of MFH.

          REGISTRABLE SECURITIES: Any of (i) the Warrant Shares (whether or not
          ----------------------
the related Warrants have been exercised) and (ii) any other securities issued or issuable with respect to any Warrant Shares by way of stock dividends or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the offering of such securities by the Warrant Share Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Warrant Shares Holder pursuant to such Registration Statement, (ii) such securities are eligible for sale to the public pursuant to Rule 144(k) (or any similar provisions then in force, but not Rule 144A) promulgated under the Securities Act, (iii) such securities shall have been otherwise transferred by such Warrant Share Holder thereof and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (iv) such securities shall have ceased to be outstanding.

          REGISTRATION EXPENSES: All expenses incident to the Company's
          ---------------------
performance of or compliance with this Agreement, including, without limitation, all Commission and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), preparing, printing, filing, duplicating and distributing the Registration Statement and the related prospectus, the cost of printing stock certificates, the cost and charges of any transfer agent, rating agency fees, printing expenses, messenger, telephone and delivery expenses, reasonable fees and disbursements of counsel for the Company and all independent certified public accountants, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Selling Holders), reasonable fees and expenses of one counsel for the Holders.

          REGISTRATION STATEMENT:  Any registration statement, including,
          ----------------------
without limitation, the Shelf Registration Statement described in Section 4 hereof, of the Company relating to the registration for resale of Transfer Restricted Securities that is filed pursuant to the provisions of this Agreement and including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and all material incorporated by reference therein.

          REQUISITE SECURITIES:  A number of Registrable Securities equal to not
          ---------------------
less than 25% of the then Registrable Securities held in aggregate by all Holders.

          SEC:  The Securities and Exchange Commission.
          ---

          SELLING HOLDER: A Holder who is selling Registrable Securities in
          --------------
accordance with the provisions of this Agreement.

          STOCKHOLDERS' AGREEMENT:  The Stockholders' Agreement, dated as of
          -----------------------
July 17, 1998, among Mrs. Fields' Holding Company, Inc. and its Stockholders, a copy of which is attached as Annex A hereto.

          SPECIAL COUNSEL:  Any special counsel to the Holders, for which
          ---------------
Holders will be reimbursed pursuant to this Agreement.

          TRANSFER RESTRICTED SECURITIES:  Each Warrant or Warrant Share, until
          ------------------------------
the earliest to occur of: (i) the date on which such Warrant or Warrant Share has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it (and the purchasers thereof have been issued a registered freely tradable security) and (ii) the date on which such Warrant or Warrant Share is distributed to the public pursuant to Rule 144 under the Act.

          WARRANTS:  The warrants of the Company issued and sold pursuant to the
          --------
Purchase Agreement and the Warrant Agreement, together with any warrants issued in substitution or replacement therefor.

          WARRANT AGREEMENT:  The Warrant Agreement dated the Closing Date by
          -----------------
and between the Company and The Bank of New York, as Warrant Agent.

          WARRANT SHARES:  The Common Stock or other securities which any Holder
          --------------
may acquire upon exercise of a Warrant, together with any other securities which such Holder may acquire on account of any such securities, including, without limitation, as the result of any dividend or other distribution on Common Stock or any split-up of such Common Stock as provided for in the Warrant Agreement.

SECTION 2.SECURITIES SUBJECT TO THIS AGREEMENT.

          Holders of Registrable Securities. A Person is deemed to be a Holder
          ---------------------------------
of Registrable Securities (a "HOLDER") whenever such Person owns Registrable
                              ------
Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected.

SECTION 3. INTENTIONALLY OMMITED

SECTION 4. REGISTRATION PROCEDURES.

          In connection with any Demand Registration or Piggy-Back Registration, the Company shall (provided that it will not be required to take any action pursuant to this Section 4 that would, in the written opinion of counsel for the Company, violate applicable law):

          (a) No fewer than five Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), if requested, furnish to the Holders, their Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act, and shall use reasonable efforts to reflect in each such document filed pursuant to a Demand Registration, when so filed with the SEC, such reasonable comments as the Holders, their Special Counsel and the managing underwriters, if any, may propose in writing; provided, however, that the Company shall not be deemed to
                    --------  -------
have kept a Registration Statement effective during the applicable period if it voluntarily takes or fails to take any action that results in Selling Holders covered thereby not being able to sell such Registrable Securities pursuant to Federal securities laws during that period; provided, further, the Company shall
                                            --------  -------
not file any such Registration Statement or related Prospectus or any amendments or supplements thereto in connection with a Demand Registration to which the Holders of a majority of the Registrable Securities, their Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

          (b) Take such action as may be necessary so that (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated herein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading;

          (c) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (d) Notify the Selling Holders, their Special Counsel and the managing underwriters, if any, promptly (and in any case within 2 Business Days), and (if requested by any such Person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of either the Company contained in any agreement (including any underwriting agreement) contemplated hereby cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and
(vii) of the Company's reasonable determination that a post-effective amendment to such Registration Statement would be appropriate;

          (e) Use its reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

          (f) If requested by the managing underwriters, if any, or the Holders of a majority in aggregate number of the Registrable Securities being sold in connection with such offering reasonably in advance of the filing thereof, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders reasonably agree should be included therein, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement;

          (g) Furnish to Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested as soon as practicable after the filing of such documents with the SEC;

          (h) Deliver to each Selling Holder, their Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

          (i) Prior to any public offering of Registrable Securities, use its reasonable efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold or tendered for, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing; provided, however, that where Registrable Securities are
                     --------  -------
offered other than through an underwritten offering, the Company agrees to cause its counsel to perform "blue sky" investigations and file registrations and qualifications required to be filed pursuant to this Section 4(i); to use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to use its reasonable best efforts do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that the Company shall not be required to qualify
           --------  -------
generally to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to general service of process in any such jurisdiction where they are not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject;

          (j) In connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (with appropriate CUSIP numbers) representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with the DTC, and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders many request at least two Business Days prior to any sale of Registrable Securities;

          (k) Use its best efforts to cause the offering of the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required as a consequence of the nature of such Selling Holder's business, in which case the Company will cooperate in all reasonable respects at the expense of such Selling Holder with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities; provided, however, that the
                                                --------  -------
Company shall not be required to register the Registrable Securities in any jurisdiction that would subject them to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject or to require the Company to qualify to do business in any jurisdiction where it is not then so qualified;

          (l) Upon the occurrence of any event contemplated by Section 4(d)(vi) or 4(d)(vii), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event contemplated by paragraph 4(d)(vi) or 4(d)(vii) above, the Holders shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made;

          (m) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate number of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company (including with respect to businesses or assets acquired or to be acquired by it), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing or sole underwriters, if any, addressed to the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain customary "comfort" letters and updates thereof (including, if such registration includes an underwritten public offering, a "bring down" comfort letter dated the date of the closing under the underwriting agreement) from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business which may hereafter be acquired by the Company for which financial statements and financial data are required to be included in the Registration Statement), addressed to each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings and such other matters as reasonably required by the managing underwriter or underwriters and as permitted by the Statement of Auditing Standards No. 72; (iv) in an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the Selling Holders and the underwriters, if any, than those set forth in Section 9 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate number of Registrable Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate number of the Registrable Securities being sold, their Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 4(n)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (n) Make available for inspection by one representative of the Selling Holders, the managing underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, consultant or accountant retained by such Selling Holders or underwriter (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business
 ----------
hours, all financial and other records, pertinent corporate documents and properties of the Company (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such Inspector in connection with such Registration; provided,
                                                                      --------
however, the Company may first require that such Persons agree to keep
-------
confidential any non-public information relating to the Company received by such Person and not disclose such information (other than to an Affiliate or prospective purchaser who agrees to respect the confidentiality provisions of this Section 4(n)) until such information has been made generally available to the public (other than as a result of a disclosure or failure to safeguard by such Inspector) unless the release of such information is required by law or necessary to respond to inquiries of regulatory authorities (including the National Association of Insurance Commissioners, or similar organizations or their successors); without limiting the foregoing, no such information shall be used by such Inspector as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law;

          (o) Use its best efforts to cause the Warrant Shares issuable upon exercise of the Warrants to be quoted or listed on any exchange upon which the Company's Common Stock is then quoted or listed;

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to their security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

          (q) Use its best efforts to take all other steps reasonably necessary to effect the registration, offering and sale of the Registrable Securities covered by the Registration Statement.

          The Company may require each Selling Holder as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the applicable Registration Statement and the Company may exclude from such registration the Registrable Securities of any Selling Holder who unreasonably fails to furnish such information promptly after receiving such request.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder or any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(d)(ii), 4(d)(iii), 4(d)(v) or 4(d)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof, or until it is advised in writing (the "ADVICE") by the Company
                                                     ------
that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the 90-day period referred to in Section 5(d) shall be extended by the number of days during such period from and including the date of giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.


SECTION 5.  DEMAND REGISTRATION.

          (a) One or more Initiating Holders owning individually or in the aggregate not less than the Requisite Securities may request in writing that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof (the "DEMAND REQUEST"). The Company will give written
                          --------------
notice of the Demand Request to all registered holders of Registrable Securities within fifteen (15) days of receipt thereof. Within 120 days of receipt of the Demand Request the Company will, subject to the terms of this Agreement, file a Registration Statement and use its best efforts to effect the registration under the Securities Act of:

               (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

               (ii) all other Registrable Securities, the Holders of which shall have made a written request to the Company for registration thereof within 20 days after the giving of such written notice by the Company (which request shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition of such Registrable Securities); and

               (iii) all shares of securities which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 5.

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional securities so to be registered.

          (b)  Registrations under this Section 5 (each, a "DEMAND
                                                            ------
REGISTRATION") shall be on such appropriate registration form of the SEC (i) as
------------
shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration.

          (c) The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 5. The Selling Holders shall pay the underwriting discounts, commissions, and transfer taxes, if any, in connection with each Registration Statement requested under this Section 5, which costs shall be allocated pro rata among all Selling Holders on whose
                               --- ----
behalf Registrable Securities of the Company are included in such registration on the basis of the respective amounts of the Registrable Securities then being registered on their behalf.

          (d) The Holders shall be entitled to request two (2) registrations pursuant to this Section 5. A Registration Statement requested pursuant to this
Section 5 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has been declared effective by the SEC and (ii) the Company has complied in a timely manner and in all material respects with all of its obligations under this Agreement; provided, (i) if, after such
                                             --------
Registration Statement has become effective, the offering of Warrant Shares pursuant to such Registration Statement is or becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Warrant Shares under such Registration Statement for any reason, other than by reason of some act or omission by any Holder participating in such registration, and does not become effective within a reasonable period of time thereafter, such period not to exceed 60 days from the date of such stop order, injunction, or other governmental order or requirement, (ii) the Registration Statement does not remain effective under the Securities Act until at least the earlier of (A) an aggregate of 90 days after the effective date thereof or (B) the consummation of the distribution by the Selling Holders of all of the Registrable Securities covered thereby or (iii) if the Selling Holders are not able to sell at least 70% of the Registrable Securities to be included therein, less any Registrable Securities withdrawn or excluded from such Demand Registration in accordance with the provisions hereof, then, in each case, such Registration Statement shall be deemed not to have been effected. For purposes of calculation the 90-day period referred to in the preceding sentence, any period of time during which such Registration Statement was not in effect shall be excluded. The Holders shall be permitted to withdraw all or any part of the Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration.

          (e) If a requested registration pursuant to this Section 5 involves an underwritten offering, and the managing underwriter or underwriters shall advise the Company in writing (with a copy to each Holder requesting registration) that, in such managing underwriter's or underwriters' opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the Holders, pro rata among such holders requesting such
                             --- ----
registration on the basis of the number of such securities requested to be included by such Holders and (ii) second, securities held by other Persons, including the Company.

SECTION 6.  PIGGY-BACK REGISTRATION.

          (a) If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of the holders of any class of its Common Stock in a firmly underwritten Public Equity Offering (other than (i) a Registration Statement on Form S-4 or S-8 (or any substitute form that may be adopted by the
SEC) or (ii) a Registration Statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event fewer than 10 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Warrant Shares as each such Holder may request in writing within 20 days after receipt of such written notice from the Company (which request shall specify the Warrant Shares intended to be disposed of by such Selling Holder) (a "PIGGY-BACK
                                                              ----------
REGISTRATION"). Upon the written request of any such Holder made within 20 days
------------
after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement that covers the securities which the Company proposes to register, provided that, if at any time after giving written notice of its
             --------
intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 5, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 6 shall relieve the Company of its obligation to effect any registration upon request under
Section 5, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 5. The Company shall use its best efforts to keep such Piggy-Back Registration continuously effective under the Securities Act until the earlier of (A) an aggregate of 90 days after the effective date thereof or (B) the consummation of the distribution by the Holders of all of the Warrant Shares covered thereby.

          (b) The Company shall use its reasonable efforts to cause the managing underwriter or underwriters of such proposed offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included in the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Selling Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to these provisions by giving written notice to the Company of its request to withdraw prior to the effective date of such registration statement. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective or the Company may elect to delay the registration; provided, however, that the Company shall give prompt
                        --------  -------
written notice thereof to participating Holders.

          (c) The Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 6 and the Selling Holders shall pay the underwriting discounts, commissions, and transfer taxes, if any, relating to the sale of such Selling Holders' Registrable Securities pursuant to this Section 6, such costs being allocated pro rata among all Selling Holders on whose behalf Registrable Securities of the
--- ----
Company are included in such registration on the basis of the respective amounts of Registrable Securities then being registered on their behalf.

          (d) Priority in Piggy-Back Registrations.  If a registration pursuant
              ------------------------------------
to this Section 6 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, the Company will, if requested by any Holder and subject to the provisions of this Section 6, use its reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Holder among the securities to be distributed by such underwriters. Notwithstanding anything to the contrary, if the managing underwriter of such underwritten offering shall, in writing, inform the Holders requesting such registration and the holders of any of the Company's other securities which shall have exercised registration rights in respect of such underwritten offering of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will be required to include in such registration statement only the amount of securities that it is so advised should be included in such registration. In such event, (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities that the Company proposes to register, and (ii) second, the securities that have been requested to be included in such registration by Holders and by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata on the amount of securities sought to be registered by
                --- ----
such Holders and Persons) and (y) in cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering as follows: (i) first, the securities of any person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration (provided that if such person is a Holder, there shall be no priority as among Holders and Warrant Shares sought to be included by Holders shall be included pro rata based on the amount of securities sought to be registered by such
--- ----
persons), (ii) second, the securities that have been requested to be included in such registration by Holders and other persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments (pro rata based on the
                                                         --- ----
amount of securities sought to be registered by such Holders and persons) and
(iii) third, the securities which the Company proposes to register.

SECTION 7. LIMITATIONS, CONDITIONS AND QUALIFICATIONS TO OBLIGATIONS UNDER
           REGISTRATION COVENANTS.

          The obligations of the Company described in Sections 5 and 6 of this Agreement are subject to each of the following limitations, conditions and qualifications:

          (a) The Company shall not be required to file a Registration Statement pursuant to a request for a Demand Registration if the Company has in effect a shelf registration statement which is available to the Holders.

          (b) Subject to the next sentence of this paragraph, the Company shall be entitled to postpone, for a reasonable period of time, the filing of effectiveness of, or suspend the rights of any Holder to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it under the registration covenants described in Section 5 hereof; provided, however, that the duration of such postponement or suspension may not exceed the earlier to occur of (A) 30 days after the cessation of the circumstances described in the next sentence of this paragraph on which such postponement or suspension is based or (B) 120 days after the date of the determination of the Board of Directors of the Company referred to in the next sentence, and the duration of such postponement or suspension shall be excluded from the calculation of the 90-day period described in Section 5(d) hereof. Such postponement or suspension may only be effected if the Board of Directors of the Company determines in good faith that the filing or effectiveness of, or sales pursuant to, such registration statement would materially impede, delay or interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates (whether or not planned, proposed or authorized prior to the exercise of demand registration rights hereunder or any other registration rights agreement) or require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential. If the Company shall so postpone the filing or effectiveness of, or suspend the rights of any Holders to make sales pursuant to, a Registration Statement it shall, as promptly as possible, notify any Selling Holders of such determination, and the Selling Holders shall (y) have the right, in the case of a postponement of the filing or effectiveness of a Registration Statement, upon the affirmation vote of the Selling Holders of not less than a majority of the Registrable Securities to be included in such Registration Statement, to withdraw the request for registration by giving written notice to the Company within 10 days after receipt of such notice, or (z) in the case of a suspension of the right to make sales, receive an extension of the registration period equal to the number of days of the suspension. Any Demand Registration as to which the withdrawal election referred to in the preceding sentence has been effected shall not be counted for purposes of the two Demand Registrations referred to in Section 5(d) hereof.

          (c) The Company shall not be required by this Agreement to include securities in a Registration Statement relating to a Piggy-back Registration above if (i) in the written opinion of counsel to the Company, addressed to the Holders seeking registration and delivered to them, the Holders of such securities seeking registration would be free to sell all such securities within the succeeding three-month period, without registration, under Rule 144 under the Securities Act, which opinion may be based in part upon the representation by the Holders of such securities seeking registration, which registration shall not be unreasonably withheld, that each such Holder is not an affiliate of the Company within the meaning of the Securities Act, and (ii) all requirements under the Securities Act for effecting such sales are satisfied at such time.

          (d) The Company's obligations shall be subject to the obligations of the Selling Holders to furnish all information and materials and not to take any and all actions as may be required under Federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and to obtain any acceleration of the effective date of such Registration Statement.

          (e) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant to this Agreement unless such audit is requested by the underwriters with respect to such registration.

SECTION 8. REGISTRATION EXPENSES.

          The Company shall pay all Registration Expenses.

SECTION 9. INDEMNIFICATION.

          (a) The Company agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments, (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Registrable Securities, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders or (ii) to the extent that any such losses, claims, damages, liabilities or judgments result solely from an untrue statement of a material fact contained in, or the omission of a material fact from the Registration Statement or Prospectus, which untrue statement or omission was corrected in an amended or supplemented Registration Statement or Prospectus, if the person alleging such loss, claim, damage, liability or judgment was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Registration Statement or Prospectus if the Company had previously furnished copies thereof to such indemnified party and if delivery of a prospectus was required by the Securities Act and was not so made.

          (b) Each Holder of Registrable Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in section (a) above, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 9(a) or 9(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person
 -----------------
against whom such indemnity may be sought (the "INDEMNIFYING PERSON") in writing
                                                -------------------
and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 9(a) and 9(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 9(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of reasonably satisfactory invoices. Such firm shall be designated in writing by all indemnified Holders, in the case of the parties indemnified pursuant to
Section 9(a), and by the Company, in the case of parties indemnified pursuant to
Section 9(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (d) To the extent that the indemnification provided for in this
Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Registrable Securities or (ii) if the allocation provided by clause 9(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(d)(i) above but also the relative fault of the Company, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 9(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 9, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Registrable Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 9(c) are several in proportion to the respective principal amount of Registrable Securities held by each Holder hereunder and not joint.

SECTION 10. RULE 144A AND RULE 144.

          The Company agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and
(ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 11. DRAG-ALONG RIGHTS.

          (a) If Capricorn approves or authorizes a sale or exchange, whether directly or pursuant to a merger, consolidation or otherwise (the "COMPANY
                                                                   -------
SALE"), of at least a majority of the then outstanding Common Stock in a bona fide arm's-length transaction to a third party that is not an Affiliate of Capricorn or of the Company (an "INDEPENDENT THIRD PARTY"), then Capricorn shall
                                 -----------------------
have the right, subject to all the provisions of this Section 11 (the "DRAG-
                                                                       ----
ALONG RIGHT"), to require each of the Holders to (i) if such Company Sale is
-----------
structured as a sale of stock, sell, transfer and deliver or cause to be sold, transferred and delivered to such Independent Third Party all Warrants and Warrant Shares owned by them; provided, however, that if Capricorn agrees to
                              --------  -------
sell less than all (the "AMOUNT") of its shares of Common Stock to such
                         ------
Independent Third Party, each of the other Holders shall only be required to sell, transfer and deliver to such Independent Third Party an amount of Warrants and Warrant Shares equal to the Warrants and Warrant Shares owned by it multiplied by a fraction the numerator of which is the Amount and the denominator of which is the total amount of shares of Common Stock owned by Capricorn or (ii) if such Company Sale is structured as a merger, consolidation or other transaction requiring the consent or approval of the Company's shareholders, vote such Holder's Warrant Shares in favor thereof, and otherwise consent to and raise no objection to such transaction, and waive any dissenters' rights, appraisal rights or similar rights that such Holder may have in connection therewith; and, in any such event, except to the extent otherwise provided in subsection (c) of this Section 11, each such Holder shall agree to and shall be bound by the same terms, provisions and conditions (including, without limitation, provisions in respect of indemnification) in respect of the Company Sale as are applicable to Capricorn.

          (b) If Capricorn desires to exercise Drag-Along Rights, it shall give written notice to the Holders (the "DRAG-ALONG NOTICE") of the Company Sale,
                                    -----------------
setting forth the name and address of the transferee, the date on which such transaction is proposed to be consummated (which shall be not less than 30 days after the date such Drag-Along Notice is given), and the proposed amount and form of consideration and terms and conditions of payment offered by such transferee, including, without limitation, the material terms of any debt or equity securities proposed to be included as part of such consideration, identifying the issuer or issuers thereof. If such consideration includes any non-cash consideration, such notice shall also state the fair market value of such non-cash consideration and shall describe in reasonable detail the method by which such value shall have been determined.

          (c) The obligations of the Holders in respect of a Company Sale under this Section 11 are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Company Sale, the same form of consideration and the same portion of the aggregate consideration realized upon such Company Sale shall be paid or distributed in respect of each share of Common Stock then issued and outstanding (except as contemplated by the proviso to Section 11 (a) hereof); (ii) if any Holder is given an option as to the form and amount of consideration to be received, each Holder will be given the same option; (iii) each Holder will be given a reasonable opportunity to exercise its Warrants prior to the consummation of the Company Sale and thereby to participate in the sale as a holder of such Common Stock; (iv) the maximum liability of any Holder for indemnification in respect of all matters arising pursuant to or in connection with the Company Sale shall not exceed the net proceeds received by such Holder from such Company Sale; and (v) no Holder shall be required to make general representations or warranties regarding the financial condition, business, assets or affairs of the Company and its Subsidiaries.

SECTION 12. TAG-ALONG RIGHTS.

          (a) Notwithstanding anything in this Agreement to the contrary, except in the case of (i) transfers by Capricorn to a Permitted Transferee referred to in Section 3.3(a) of the Stockholders' Agreement, (ii) transactions where Drag-Along Rights are exercised pursuant to Section 11 hereof and (iii) sales pursuant to Section 5 of the Stockholders' Agreement, Capricorn shall refrain from effecting any transfer or sale of the Common Stock unless, prior to the consummation thereof, the Holders shall have been afforded the opportunity to join in such sale on the basis provided for in this Section 12.

          (b) Prior to consummation of the proposed transfer by Capricorn referred to in Section 12(a) above, Capricorn shall cause the person or group that proposes to acquire such shares (the "PROPOSED PURCHASER") to offer in
                                           ------------------
writing (the "PURCHASE OFFER") to purchase shares of Common Stock owned by the
              --------------
Holders, such that the number of Warrants and Warrant Shares so offered to be purchased from the Holders shall be equal to the product obtained by multiplying the aggregate number of shares of Common Stock proposed to be purchased by the Proposed Purchaser by such Holder's Pro Rata Portion. If the Purchase Offer is accepted by any Holder, then the number of shares of Common Stock to be sold to the Proposed Purchaser by Capricorn, shall be reduced by the aggregate number of shares of Common Stock to be purchased by the Proposed Purchaser from such Holders pursuant thereto. Such purchase shall be made on the same terms and conditions as the Proposed Purchaser shall have offered to purchase shares of Common Stock to be sold by Capricorn (net, in the case of any options, warrants or rights, of any amounts required to be paid by the Holder upon exercise thereof). The Holders shall have 20 days from the date of receipt of the Purchase Offer during which to accept such Purchase Offer, and the closing of such purchase shall occur within 30 days after such acceptance or at such other time as the Holders and the Proposed Purchaser may agree.

SECTION 13. MISCELLANEOUS.

          (a) Remedies. The Company acknowledges and agrees that any failure by
              --------
the Company to comply with its obligations under Section 3 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 3 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Company will not on or after the
              --------------------------
date of this Agreement enter into or amend any agreement with respect to its securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights of its securities to any Person except for the Registration Rights Agreement relating to the Notes by and between the Company and the Initial Purchaser. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any other agreement in effect on the date hereof.

          (c) Amendments and Waivers. The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless (i) in the case of Section 4 hereof and this Section 11(c)(i), the Company has obtained the written consent of Holders of all of the outstanding Registrable Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Registrable Securities (excluding Registrable Securities held by the Company or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not affect directly or indirectly the rights of other Holders whose Registrable Securities are not being sold pursuant to a Registration Statement may be given by the Holders of at least a majority of the Registrable Securities being sold.

          (d) Third Party Beneficiary.  The Holders shall be third party
              -----------------------
beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (e) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

               (ii)  if to the Company:

                     Mrs. Fields' Holding Company, Inc.
                     2855 East Cottonwood Parkway
                     Suite 400
                     Salt Lake City, Utah 84121
                     Attention:  Chief Financial Officer

                     With a copy to:

                     Skadden, Arps, Slate, Meagher & Flom L.L.P.
                     919 Third Avenue
                     New York, New York 10021
                     Attention:  Randall Doud

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in the Warrant Agreement.

          (f) Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms hereof or of the Purchase Agreement or the Warrant Agreement. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

          (j) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Entire Agreement. This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                       MRS. FIELDS' HOLDING COMPANY, INC.

                       By: ______________________________
                           Name:
                           Title:

                        CAPRICORN INVESTORS II, L.P.,
                        with respect to Sections 11 and 12 of this Agreement
                        By Capricorn Holdings L.L.C.,
                        General Partner

                        By: _______________________________________
                            Name:
                            Title:

JEFFERIES & COMPANY, INC.

By: ___________________________
    Name:
    Title:

BT ALEX. BROWN INCORPORATED

By: ___________________________
    Name:
    Title:

                                    ANNEX A
                                    -------

                            STOCKHOLDERS' AGREEMENT